UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2012

EL PASO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14365	45-3953911
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 420-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04                     Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On April 17, 2012, El Paso Corporation (the “Company”) sent a notice to participants in the El Paso Corporation Retirement Savings Plan (the “Plan”) required by Section 101(i)(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), informing them of a “blackout period” under the Plan (the “Blackout Period”).  The Blackout Period is being implemented in connection with the pending acquisition of the Company by Kinder Morgan, Inc.  During the Blackout Period, transactions involving El Paso common stock (the “Stock Fund”) under the Plan will not be permitted.  The Blackout Period is necessary to enable J.P. Morgan Chase Bank, N.A., as trustee of the Plan, to process participants’ elections with respect to shares of common stock of the Company held in their respective individual account balances in the Stock Fund under the Plan in connection with the pending acquisition of the Company by Kinder Morgan, Inc.

The Blackout Period is currently expected to begin at 3 p.m. Central Time on May 16, 2012 and is expected to end during the week of May 27, 2012.  The end of the Blackout Period is subject to change and could end later than the week of May 27, 2012.

On April 17, 2012, the Company was deemed to have received the notice required by Section 101(i)(2)(E) of ERISA.  In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR promulgated under the Securities Exchange Act of 1934, as amended (“Regulation BTR”), the Company sent a notice to its directors and executive officers on April 19, 2012, informing them of the Blackout Period and certain trading restrictions in Company equity securities that will be imposed on directors and executive officers during the Blackout Period.

A copy of the notice to the Company’s directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01                     Other Events.

The information contained in Item 5.04 of this Form 8-K is incorporated into this Item 8.01 by reference.

Item 9.01                     Financial Statements and Exhibits.

(d)              Exhibits

99.1	Notice of Imposition of Blackout Period Pursuant to Section 306(a) of Sarbanes-Oxley Act of 2002 dated April 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 19, 2012

EL PASO CORPORATION

		By:	/s/ John R. Sult
			Name:	John R. Sult
			Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice of Imposition of Blackout Period Pursuant to Section 306(a) of Sarbanes-Oxley Act of 2002 dated April 19, 2012.